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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                SEPTEMBER 1, 1998


                          TEXAS EQUIPMENT CORPORATION,
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                             Commission File Number:
                                    000-21813


                                   62-1459870
                      (IRS Employer Identification Number)

                                 C/O PAUL CONDIT
                           TEXAS EQUIPMENT CORPORATION
                               1305 HOBBS HIGHWAY
                               SEMINOLE, TX 79360
                    (Address of principal executive offices)

                                  915-758-3643
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant.

         Effective September 1, 1998, Texas Equipment Corporation (the "Company") appointed Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1998, to replace the firm of Mazars & Guerard, LLP (formerly Mazars and Company of New York), who was dismissed as auditors of the Company contemporaneously herewith and has been asked to furnish a letter to the Securities & Exchange Commission to the effect that it has no material disagreements with the statements made in this Item 4.

         Management represents as follows:

                  (a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion or disclaimer of opinion, and was [not] qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (b) The decision to change accountants from Mazars & Guerard, LLP (the "Accountant") to Ernst & Young, LLP has been approved by the Company's Audit Committee.

                  (c) During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant.

                  (d) The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in
         Item 304(a)(1)(v) of Regulation S-K, including but not limited to:

                             (i) the Accountant has not advised the registrant
                  that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                             (ii) the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                             (iii) the Accountant has not advised the registrant
                  of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant's attention that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
                  (B) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

                             (iv) the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial

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                  statements issued or to be issued covering the fiscal
                  period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

                  (e) The registrant has provided the Accountant with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The registrant has requested that the Accountant furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant. The Company has appended such letter hereto as exhibit 16(b).


Item 7. Financial Statements and Exhibits.

                      (c)  Exhibits.

              16(a) Letter from Mazars & Company to the Securities & Exchange Commission, dated September 1, 1998.

              16(b) Letter from Mazars & Company to the Securities & Exchange Commission, dated September 1, 1998.



                                                  TEXAS EQUIPMENT CORPORATION,

                                                  By: /s/ Paul Condit
                                                      -------------------------
                                                      Paul Condit
                                                      President
                                                      Date: September 1, 1998

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                                 EXHIBIT INDEX

EXHIBIT
 NUMBER             DESCRIPTION
-------             -----------

16(a)               Letter from Mazars & Company to the Securities & Exchange
                    Commission, dated September 1, 1998.

16(b)               Letter from Mazars & Company to the Securities & Exchange
                    Commission, dated September 1, 1998.